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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): April 19, 2001


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


    MARYLAND                       0-16421                      52-1518642
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)               Identification No.)
 incorporation)


              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEMS 1 THROUGH 6.  NOT APPLICABLE.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            a.    Financial Statements of Businesses Acquired.
                  Not Applicable

            b.    Pro Forma Financial Information.
                  Not Applicable

            c.    Exhibits: The following Exhibits are filed as part of this report:


                  EXHIBIT NO.                       DESCRIPTION
                  -----------                       -----------

                     99.1           Transcript of April 19, 2001 telephone
                                    conference call.


ITEM 8.     NOT APPLICABLE.

ITEM 9.     REGULATION FD DISCLOSURE.

      On April 19, 2001, Provident Bankshares Corporation participated in a telephone conference call relating to its April 18, 2001 earnings release. A transcript of the conference call is attached as an Exhibit hereto.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PROVIDENT BANKSHARES CORPORATION


                                 By:   /s/ Peter M. Martin
                                       -----------------------------------------
                                       Peter M. Martin
                                       Chairman of the Board and Chief Executive
                                       Officer

Date: April 20, 2001

                                  EXHIBIT INDEX




    EXHIBIT                        DESCRIPTION
    -------                        -----------

     99.1           Transcript of April 19, 2001 telephone conference call.